BANKNORTH LARGE CAP CORE FUND
BANKNORTH LARGE CAP GROWTH FUND
banknorth large cap value fund
BANKNORTH SMALL/MID CAP CORE FUND
(Portfolios of Banknorth Funds)
-------------------------------------------------------------------------------
Supplement to the Prospectus dated October 31, 2001


I. Please replace the third sentence from the end of the section entitled "Strategy" for the Banknorth Large Cap Core Fund, the Banknorth Large Cap Growth Fund and the Banknorth Large Cap Value Fund (together, the "Funds") with the following: "Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in large capitalization equity investments." In addition, the Adviser currently defines as "large cap" those companies with a market capitalization of $5 billion or more. Please revise the Funds' "Strategies" accordingly.

II. Please replace the first sentence of the section entitled "Strategy" for the Banknorth Small/Mid Cap Core Fund (the "Small/Mid Cap Fund") with the following: "The Fund pursues its goal by investing primarily in small-to-mid sized companies (those with market capitalizations equal to or less than that of the company with the largest market capitalization in the Russell Mid Cap Index). Please also replace the third sentence from the end of the section entitled "Strategy" for the Small/Mid Cap Fund with the following: "Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in small/mid capitalization equity investments."

III. Effective immediately, the Banknorth Large Cap Value Fund is co-managed by Jonathan White and Robert A. Magan. Mr. White and Mr. Magan replace William S. Wolff and J. Alan Day as co-managers of the Fund. Biographical information for Mr. White and Mr. Magan is available on page 26 of the Prospectus.

IV. Also effective immediately, Banknorth Large Cap Growth Fund is no longer managed by a committee of investment managers as stated on page 26 of the Prospectus. Jonathan White and Robert A. Magan co-manage the Fund. Mr. White and Mr. Magan previously were members of the Fund's management committee. Biographical information for Mr. White and Mr. Magan is available on this same page.



                                                             August 1, 2002

Cusip 06646S204
Cusip 06646S303
Cusip 06646S402
Cusip 06646S501
27649 (08/02)